EXHIBIT 10.1

JPMORGAN CHASE BANK, N.A.

August 10, 2021

Axon Enterprise, Inc.

17800 N. 85th Street

Scottsdale, AZ 85255

Attention: Legal and Jay Bennette, Senior Director and Treasurer

Re:Letter and Waiver Agreement (“Letter”)

Reference hereby is made to that certain Amended and Restated Credit Agreement by and between Axon Enterprise, Inc. (“Borrower”), the other Loan Parties thereto, and JPMorgan Chase Bank, N.A., (“Lender”) dated December 31, 2018 as amended by letter agreements dated as of  November 25, 2019  and August 6, 2020, as further amended pursuant to that certain Amendment to Amended and Restated Credit Agreement, dated as of January 25, 2021, and any further amendments, modifications, replacements or substitutions thereof, including this Letter (the “Credit Agreement”). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.

Borrower has requested and Lender has agreed to modify Section 6.04 of the Credit Agreement to permit additional investments by the Loan Parties, provided, that such investments do not exceed $50,000,000 in any single calendar year and shall in no event exceed $100,000,000 at any time outstanding.

To confirm the above agreement, a new clause (q) is added to the end of Section 6.04 to read as follows:

“(q) other investments (including strategic investments) on a cost basis in an aggregate principal amount not to exceed $50,000,000 in any single calendar year and not to exceed $100,000,000 at any time outstanding.”

Lender is aware that Borrower has entered into the Share Purchase Agreement (as defined in the Consent Agreement and attached hereto as Appendix A, the “Consent”) for the purpose of effecting the Proposed Equity Purchase (defined in the Consent), and Lender has provided, or is simultaneously herewith providing, a consent with respect to such Share Purchase Agreement as set forth in, and subject to the terms of, the Consent Agreement in the form of such Appendix A.

The effectiveness of this Letter is subject to the satisfaction of the following conditions:

1.	The Lender shall have received a copy of this Letter and the Consent, duly executed by the Loan Parties; and

2.No Event of Default (other than as waived herein) shall be in existence under any Loan Document as of the date hereof.

Each Loan Party hereby certifies, represents and warrants to the Lender that no Event of Default (other than as waived herein) is in existence under the Credit Agreement as of the date hereof. Each Loan

Party acknowledges that the Lender is relying on the foregoing certification, representation and warranty in making its decision to grant the waiver contained herein.

Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Letter shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document except as expressly provided herein, (b) to prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower or any  other Person with respect to any waiver, agreement, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lender, under or with respect to any such documents.

By its execution hereof, Borrower hereby expressly (a) acknowledges and agrees to the terms and conditions of this Letter, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party, and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.

This Letter shall constitute a Loan Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Credit Agreement. This Letter is solely for the benefit of the Loan Parties and the Lender, and no term or provision hereof shall be deemed to confer any benefit or rights on any other Person.

This Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Letter by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Letter. Any party delivering an executed counterpart of this Letter by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Letter, but the failure to do so shall not affect the validity, enforceability or binding effect of this Letter.

[signature pages follow]

Very truly yours,

JPMORGAN CHASE BANK, N.A.,

By:
Name:

[Signature Page to Letter and Waiver Agreement]

Title:

ACKNOWLEDGED AND AGREED:

AXON ENTERPRISE, INC.

By:

Name:

Title:

AXON ENTERPRISE HOLDING COMPANY LLC

By:

Name:

Title:

VIEVU LLC

By:

Name:

Title:

[Signature Page to Letter and Waiver Agreement]

APPENDIX A

CONSENT AGREEMENT

This Consent Agreement (this “Consent”), dated as of August 10, 2021, is by and among AXON ENTERPRISE, INC, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A. (the “Lender”), and the other Loan Parties (as defined in the Credit Agreement).

Recitals

A.The Borrower, the other Loan Parties and the Lender have entered into that certain Amended and Restated Credit Agreement, dated as of December 31, 2018, as amended by letter agreements dated as of November 25, 2019 and August 6, 2020, as further amended pursuant to that certain Amendment to Amended and Restated Credit Agreement, dated as of January 25, 2021, and any further amendments, modifications, replacements or substitutions thereof, including this Consent, the “Credit Agreement”.  Capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

B.The Borrower has advised the Lender that the Borrower desires to purchase nine million ordinary shares in Cellebrite DI Ltd. (“Cellebrite”) pursuant to the terms of that certain Share Purchase Agreement dated April 8, 2021, by and among Cellebrite, TWC Tech Holdings II Corp., the Sellers party thereto, the Borrower and the other Purchasers party thereto (the “Share Purchase Agreement”) for a purchase price not to exceed $90,000,000.00 (the “Proposed Equity Purchase”), which Proposed Equity Purchase would be prohibited by Section 6.04 of the Credit Agreement.

C.The Borrower has asked the Lender, and the Lender has agreed, on a one-time only basis, notwithstanding Section 6.04 of the Credit Agreement, to consent to the Proposed Equity Purchase, pursuant to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consent.  Subject to the terms hereof, including without limitation the conditions set forth in Section 2 of this Consent, and in reliance on the representations, warranties and covenants of the Borrower and the Loan Parties set forth in Section 3 of this Consent, the Lender hereby consents, on a one-time only basis, to the Proposed Equity Purchase, notwithstanding the restrictions and limitations set forth in Section 6.04 of the Credit Agreement; provided, however, that (a) no Default shall exist prior to or immediately following the consummation of the Proposed Equity Purchase, (b) the Proposed Equity Purchase shall be made in accordance with all applicable provisions of the Credit Agreement (other than Section 6.10 of the Credit Agreement), and (c) the total consideration paid by the Borrower and the Loan Parties, collectively, in connection with the Proposed Equity Purchase (now or hereafter) shall not exceed $100,000,000.00. The foregoing consent shall be valid only until December 31, 2021, shall operate solely with respect to the matters described herein, and shall not impair any right or power accruing to the Lender upon the occurrence or continuance of any other Default or Event of Default.
2.Conditions Precedent.  The consent set forth in Section 1 shall not be effective until each of the following conditions has been satisfied:
(a)The Lender, the Borrower and the other Loan Parties shall have executed and delivered this Consent.
(b)Each of the representations and warranties set forth below shall be true and correct, and no Default or Event of Default shall have occurred or will result from the transactions contemplated by this Consent.

(c)The Borrower shall have paid all fees and expenses required to be paid by the Borrower under Section 4 below.
(d)No Material Adverse Effect shall have occurred, and no event, development or circumstance shall have occurred that would reasonably be expected to result in a Material Adverse Effect since the date of the most recent fiscal year-end financial statements delivered to the Lender pursuant to Section 5.01(a) of the Credit Agreement.
(e)The Proposed Equity Purchase shall have closed, or shall be ready to close, in accordance with the terms of the Share Purchase Agreement (and any amendments thereto that are either immaterial or have been approved by the Lender) and the terms hereof but for the consent provided hereby.
3.Representations, Warranties and Covenants.  The Borrower and each Loan Party hereby certify to the Lender that, as of the date of this Consent (taking into consideration the consent and other transactions contemplated by this Consent), all of each Loan Party’s representations and warranties contained in the Credit Agreement and each of the Loan Documents are true, accurate and complete in all material respects except (i) to the extent that any such representation or warranty specifically refers to an earlier date, in which case it is true and correct in all material respects only as of such earlier date, and (ii) that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects, and no “Default” or “Event of Default” has occurred under (and as defined in) the Credit Agreement or any of the Loan Documents.  Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby represent, warrant and covenant that:
(a)the execution and delivery of this Consent has been authorized by all necessary action on the part of Borrower and the Loan Parties;
(b)the person executing this Consent on behalf of the Borrower and the Loan Parties is duly authorized to do so; and

this Consent constitutes the legal, valid, binding and enforceable obligation of the Borrower and the Loan Parties, as applicable, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.Fees and Expenses.  The Borrower shall pay to Lender all of the reasonable expenses incurred by the Lender in connection with the transactions contemplated by this Consent, including, without limitation, the reasonable and documented fees and disbursements of the Lender’s attorneys and their staff, and any recording, lien search, and filing fees, charges and expenses.
5.Additional Documents.  The Borrower and each Loan Party shall execute and deliver, and shall cause to be executed and delivered, to the Lender at any time and from time to time such documents and instruments as the Lender may reasonably request to confirm and carry out the transactions contemplated hereby or by any other Loan Documents executed in connection herewith.
6.Continuation of the Credit Agreement and Loan Documents.  Except as specified in this Consent, the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Consent and those of the Credit Agreement or the other Loan Documents related to the subject matter hereof, the terms of this Consent shall control.
7.Ratification and Reaffirmation of Obligations.  Subject to the terms of this Consent, the Borrower and each Loan Party hereby (a) ratify and confirm all of its respective Obligations under the Credit Agreement and each of the other Loan Documents, and acknowledge and agree that such Obligations remain in full force and effect, and (b) ratify, reaffirm and reapprove in favor of the Lender, as applicable, the terms and provisions of the Credit Agreement and each of the other Loan Documents, including (without limitation), its respective pledges and other grants of Liens and security interests pursuant to the Collateral Documents.

8.No Waiver.  This Consent (i) does not constitute a waiver by the Lender of Borrower’s or any Loan Party’s compliance with any covenants, a waiver of any Defaults or Events of Default, or a consent to any breach or non-performance, in each case under the Credit Agreement or any of the Loan Documents, except as expressly set forth herein and only for the express purposes set forth herein, and (ii) shall not entitle the Borrower or any Loan Party to any amendment or consent in the future.  Without limiting the foregoing, except as specifically set forth herein, the Lender continues to reserve all rights and remedies available to the Lender under the Credit Agreement and the Loan Documents, under law (including without limitation Article 9 of the Uniform Commercial Code) and at equity.
9.Miscellaneous.
(a)THIS CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.  This Consent shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.
(b)All representations and warranties made in this Consent, the Credit Agreement, or any Loan Document including any Loan Document furnished in connection with this Consent shall survive the execution and delivery of this Consent and the other related Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.
(c)This Consent and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.  This Consent may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(d)This Consent, the Credit Agreement, the other Loan Documents, and all other instruments, documents and agreements executed and delivered in connection with this Consent, the Credit Agreement and the other Loan Documents, embody the final, entire agreement among the parties hereto with respect to the subject matter hereof.  There are no oral agreements among the parties hereto.  This Consent may not be amended or modified orally, but only by a written agreement meeting the requirements of the Credit Agreement.
(e)The section headings herein are for convenience only and shall not affect the construction hereof.
(f)This Consent shall constitute a “Loan Document” under and as defined in the Credit Agreement.
(g)In case any provision of or obligation under this Consent shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Loan Parties and the Lender have executed this Consent as of the date first above written.

LENDER:

JPMORGAN CHASE BANK, N.A.,
as Lender

By: ______________________________

Name:

Title:

BORROWER:

AXON ENTERPRISE, INC.

By: ______________________________

Name:

Title:

LOAN PARTIES:

AXON ENTERPRISE HOLDING COMPANY LLC

By: ______________________________

Name:

Title:

VIEVU LLC

By: ______________________________

Name:

Title: